UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  March 9, 2006

                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

             0-16090                                  87-0447375
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     (Commission File Number)             (IRS Employer Identification No.)


  777 Main Street, Suite 1000, Fort Worth, Texas              76102
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 9, 2006, the Board of Directors of Hallmark Financial Services, Inc. (the "Company") elected Mark J. Morrison as President of the Company, effective as of April 1, 2006. Mark E. Schwarz, Chairman and Chief Executive Officer of the Company, previously held the additional title of President. Mr. Morrison will also continue to serve as Chief Operating Officer and Chief Financial Officer of the Company. Mr. Morrison has no employment agreement with the Company and serves in all positions at the will of the Board of Directors.

      Mr. Morrison,  age  46,  became  Executive  Vice  President  and  Chief
 Financial Officer of the Company in March, 2004, and was given the additional responsibilities of Chief Operating Officer in April, 2005. He has been employed in the property and casualty insurance industry since 1993. Prior to joining the Company, he had since 2001 served as President of Associates Insurance Group, a subsidiary of Travelers Property Casualty Corp. From 1996 through 2000, he served as Senior Vice President and Chief Financial Officer of Associates First Capital Corporation. From 1995 to 1996, Mr. Morrison served as Controller of American Eagle Insurance Group, and from 1993 to 1995 was a Director in the Credit Suisse Group of Republic Insurance Group. From 1991 to 1993, he served as a Director of Anthem Life Insurance Company. Mr. Morrison began his career as a public accountant with Ernst & Young, LLP from 1982 to 1991, where he completed his tenure as a Senior Manager.


 Item 7.01   Regulation FD Disclosure.

      On March 22, 2006, the Company issued a press release announcing the election of Mark J. Morrison as its President. A copy of such press release is attached as Exhibit 99.1 to this Current Report.


 Item 9.01   Financial Statements and Exhibits.

 (c)  Exhibits.

      99.1 Press release dated March 22, 2006.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    HALLMARK FINANCIAL SERVICES, INC.


 Date:  March 22, 2006              By:  /s/ Mark J. Morrison
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                                    Mark J. Morrison, Chief Operating Officer